UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 19, 2012

HF FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD (Address of principal executive offices)	57104 (Zip Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)           The Company held its annual meeting of shareholders on December 19, 2012.  The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b)           David J. Horazdovsky and Michael M. Vekich were elected as Class I directors of the Company.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
David J. Horazdovsky	4,825,046	278,500	1,632,315
Michael M. Vekich	4,821,340	282,206	1,632,615

The appointment of Eide Bailly, LLP as the Company’s independent auditors for the year ending June 30, 2013 was ratified.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
6,633,383	83,184	18,868	0	726

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp
(Registrant)

Date: December 21, 2012	By:	/s/ Stephen M. Bianchi
Stephen M. Bianchi, President
and Chief Executive Officer
(Duly Authorized Officer)

Date: December 21, 2012	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President, Chief
Financial Officer and Treasurer
(Principal Financial Officer)